UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): September 18, 2003

CAPTARIS, INC.

(Exact name of registrant as specified in its charter)

Washington	0-25186	91-1190085
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

10885 NE 4th Street, Suite 400

Bellevue, Washington 98004

(Address of principal executive offices, including zip code)

(425) 455-6000

(Registrant’s telephone number, including area code)

ITEM 7.	FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c) Exhibits

Exhibit No.	Description

99.1	Transcript of September 18, 2003 conference call.

ITEM 9.	REGULATION FD DISCLOSURE

Captaris hosted a conference call to discuss the sale of its MediaLinq unit to Ptek Holdings, Inc. on Thursday, September 18, 2003. A copy of the transcript of the conference call is attached as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPTARIS, INC.

By:	/s/ PETER PAPANO
Peter Papano Chief Financial Officer

September 19, 2003

EXHIBIT INDEX

Exhibit No.	Description

99.1	Transcript of September 18, 2003 conference call.